Exhibit 24
POWER OF ATTORNEY
     The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and Robert P. Myron, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on Form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/	Gerald L. Radke

Gerald L. Radke
Director

Date:		March 13, 2007

Exhibit 24
POWER OF ATTORNEY
     The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and Robert P. Myron, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on Form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/	F. Sedgwick Browne

F. Sedgwick Browne
Director

Date:		March 13, 2007

Exhibit 24
POWER OF ATTORNEY
     The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and Robert P. Myron, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on Form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/	Bradley E. Cooper

Bradley E. Cooper
Director

Date:		March 13, 2007

Exhibit 24
POWER OF ATTORNEY
     The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and Robert P. Myron, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on Form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/	Craig A. Huff

Craig A. Huff
Director

Date:		March 13, 2007

Exhibit 24
POWER OF ATTORNEY
     The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and Robert P. Myron, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on Form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/	Mural R. Josephson

Mural R. Josephson
Director

Date:		March 13, 2007

Exhibit 24
POWER OF ATTORNEY
     The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and Robert P. Myron, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on Form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/	Jonathon Kelly

Jonathon Kelly
Director

Date:		March 13, 2007

Exhibit 24
POWER OF ATTORNEY
     The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and Robert P. Myron, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on Form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/	Wendy Luscombe

Wendy Luscombe
Director

Date:		March 13, 2007

Exhibit 24
POWER OF ATTORNEY
     The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and Robert P. Myron, and each of them singly, the undersigned’s true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned’s name in the capacities indicated below, the Annual Report on Form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by the undersigned’s said attorneys to any and all amendments to said Annual Report on Form 10-K.

By:	/s/	Philip R. McLoughlin

Philip R. McLoughlin
Director

Date:		March 13, 2007